UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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SKYLINE MEDICAL INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SKYLINE MEDICAL INC.

2915 Commers Drive, Suite 900

Eagan, Minnesota 55121

Telephone: (651) 389-4800

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held on [__________], 2016

Dear Stockholder:

You are cordially invited to attend the Special Meeting of Stockholders (the “Special Meeting”) of Skyline Medical Inc. (the “Company”) on [__________], 2016, at 3:00 p.m. (Central Time) at the offices of the Company’s counsel, Maslon LLP, 3300 Wells Fargo Center, 90 South Seventh Street, Minneapolis, MN 55402 for the following purpose:

1.	To approve an amendment of the Company’s certificate of incorporation to increase the number of authorized shares of common stock from 100,000,000 to 200,000,000.
2.	To approve an amendment of the Company’s certificate of incorporation to effect a reverse stock split of the outstanding shares of its common stock at a ratio of not less than one-for-two (1:2) and not more than one-for-twenty-five (1:25), with the exact ratio to be set at a whole number within this range as determined by our Board of Directors.
3.	To approve a proposal to adjourn the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve both the proposal to increase the authorized shares of common stock (Proposal 1) and the proposal to effect a reverse stock split (Proposal 2).

These items of business are more fully described in the proxy statement accompanying this Notice.

For key information to consider before you vote, please see “QUESTIONS AND ANSWERS ABOUT PROPOSAL 1 AND PROPOSAL 2” beginning on page 3 of this proxy statement.

The record date for the Special Meeting is August 3, 2016. Only stockholders of record at the close of business on that date are entitled to vote at the meeting or any adjournment thereof, or by proxy.

By Order of the Board of Directors,

Sincerely,

/s/ Carl Schwartz

Carl Schwartz
Interim Chief Executive Officer

Eagan, Minnesota

July 29, 2016

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You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please vote your shares. You may submit your proxy card or voting instruction card by completing, signing, dating and mailing your proxy card or voting instruction card in the envelope provided or vote by facsimile, email or over the Internet as instructed in the proxy statement. Any stockholder attending the meeting may vote in person, even if you already returned a proxy card or voting instruction card and intend to change your original vote. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a legal proxy issued in your name from that record holder.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON [__________], 2016:

The Proxy Statement is

available at http://investors.skylinemedical.com

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TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT PROPOSAL 1 AND PROPOSAL 2	1

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING	3

PROPOSAL 1: APPROVAL OF AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE OUR AUTHORIZED SHARES OF COMMON STOCK	7

PROPOSAL 2: APPROVAL OF REVERSE STOCK SPLIT	9

PROPOSAL 3: APPROVAL OF ADJOURNMENT	15

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	16

APPENDIX A: FORM OF CERTIFICATE OF AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE OUR AUTHORIZED SHARE CAPITAL

APPENDIX B: FORM OF CERTIFICATE OF AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT

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SKYLINE MEDICAL INC.

2915 Commers Drive, Suite 900

Eagan, Minnesota 55121

Telephone: (651) 389-4800

PROXY STATEMENT

FOR THE SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON [__________], 2016

QUESTIONS AND ANSWERS ABOUT PROPOSAL 1 AND PROPOSAL 2

Why did the Board of Directors call a Special Meeting of Stockholders?

At the Company’s annual meeting of stockholders held on July 28, 2016, two of the proposals for which the Board of Directors sought stockholder approval failed to receive the requisite number of stockholder votes “For” approval. They were (i) a proposal to approve an amendment of the Company’s certificate of incorporation to increase the number of authorized shares of common stock from 100,000,000 to 600,000,000 and of preferred stock from 20,000,000 to 40,000,000, and (ii) a proposal to approve an amendment of the Company’s certificate of incorporation to effect a reverse stock split of the outstanding shares of its common stock at a ratio of not less than one-for-two (1:2) and not more than one-for-fifty (1:50), with the exact ratio to be set at a whole number within this range as determined by the Company’s board of directors.

The Company’s management has had the opportunity to interact with several of our stockholders and our advisors regarding these two proposals. After careful consideration of the feedback received from these interactions, the Board of Directors has decided to revise these proposals and submit them to stockholders for approval.

Why has the Board of Directors recommended that you vote “FOR” Proposal 1 to increase the Company’s authorized shares of common stock?

The Board of Directors has reduced the request for authorized shares of common stock from 600,000,000 shares to 200,000,000 shares. It has also eliminated the request for an increase in authorizes shares of preferred stock.

Our growth strategy requires additional capital, and the proposed increase in authorized shares of common stock is critical to implementing our plans. The Board has determined that we may require additional authorized shares for anticipated equity financings, future equity offerings, strategic acquisition opportunities, the continued issuance of equity awards under our stock incentive plan to recruit and retain key employees, and for other proper corporate purposes. The proposed increase in the authorized common stock also will give the Board flexibility in satisfying our financing requirements to pursue our growth strategy.

For a more detailed discussion of why you should vote “FOR” Proposal 1, see “PROPOSAL 1: APPROVAL OF AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE OUR AUTHORIZED SHARES OF COMMON STOCK.”

Why has the Board of Directors recommended that you vote “FOR” Proposal 2 to effect a reverse stock split of the Company’s common stock?

The Board of Directors has reduced the range of the reverse split ratio from one-for-two (1:2) and not more than one-for-fifty (1:50) to one-for-two (1:2) and not more than one-for-twenty-five (1:25)

Stockholder approval to effect a reverse stock split will give the Board the ability to prevent our stock from being delisted from The Nasdaq Stock Market LLC (“Nasdaq”) based on the minimum share price requirement. As described in the Proxy Statement, we received a letter from Nasdaq, informing us that because the closing bid price for our common stock listed on Nasdaq was below $1.00 for 30 consecutive trading days, we do not comply with the minimum closing bid price requirement for continued listing on Nasdaq. We must regain compliance with the minimum closing bid price requirement no later than October 10, 2016.

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The Board believes it is likely that the reverse stock split will be necessary to assure compliance with the Minimum Bid Price Requirement. There is no guarantee that the price of the Company’s common stock will be sufficient to meet the Minimum Bid Price Requirement, even if there are positive business developments in the near future that could result in an increase in the trading price of our common stock in the next few months. The Board considers it very important for the Company to maintain its Nasdaq listing. Delisting could adversely affect the trading market for the common stock. Further, delisting would adversely affect the Company’s ability to access the capital markets or pursue acquisitions.

For a more detailed discussion of why you should vote “FOR” Proposal 2, see “PROPOSAL 2: APPROVAL OF REVERSE STOCK SPLIT.”

Why is approval of both Proposal 1 and Proposal 2 important?

The Board of Directors is excited about the Company’s business progress. As we previously disclosed, we have appointed a highly experienced medical sales professional, Peter D. Alex, as our Vice President of Sales. The Board believes that our ability to (i) issue shares in connection with future financings or strategic opportunities and (ii) maintain our listing on Nasdaq, are critical to our ability to continue our progress.

Therefore, we ask that you vote FOR Proposal 1 and FOR Proposal 2. Doing so will allow us to pursue our business plan. We also recommend that you support the other proposal included in this Proxy Statement and vote according to the Board’s recommendations. To vote, please follow the instructions on the proxy card.

Time is of the essence in securing the necessary votes for the Special Meeting on [__________], 2016. Whether your holdings are large or small, it is important that you vote.

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QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these materials?

We have sent you this proxy statement and the enclosed proxy card because the Board of Directors (the “Board of Directors” or the “Board”) of Skyline Medical Inc. (the “Company”) is soliciting your proxy to vote at the Special Meeting of Stockholders (the “Special Meeting”) to be held at the offices of the company’s counsel, Maslon LLP on [__________], 2016, at [________] (Central Daylight Time), including any adjournments or postponements of the Special Meeting. You are invited to attend the Special Meeting to vote on the proposal described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or follow the instructions below to submit your proxy by facsimile, email or on the Internet.

The Company intends to mail this proxy statement and accompanying proxy card on or about August 10, 2016, to all stockholders of record entitled to vote at the Special Meeting.

Who can vote at the Special Meeting?

Only stockholders of record at the close of business on August 3, 2016, will be entitled to vote at the Special Meeting. On the record date, there were [80,261,908] shares of common stock of the Company outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If on August 3, 2016, your shares were registered directly in your name with the Company’s transfer agent, Corporate Stock Transfer, Inc., then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to vote your shares by completing, signing, dating and mailing your proxy card in the envelope provided or vote by proxy via facsimile, email or on the Internet as instructed below to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on August 3, 2016, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid legal proxy from your broker or other agent.

What am I voting on?

There are three (3) matters scheduled for a vote:

1.	To approve an amendment of the Company’s certificate of incorporation to increase the number of authorized shares of common stock from 100,000,000 to 200,000,000.

2.	To approve an amendment of the Company’s certificate of incorporation to effect a reverse stock split of the outstanding shares of its common stock at a ratio of not less than one-for-two (1:2) and not more than one-for-twenty-five (1:25), with the exact ratio to be set at a whole number within this range as determined by our Board of Directors.

3.	To approve a proposal to adjourn the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve both the proposal to increase the authorized shares of common stock (Proposal 1) and the proposal to effect a reverse stock split (Proposal 2).

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How do I vote?

For Proposals 1, 2 and 3, you may vote “For” or “Against” or abstain from voting. The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the Special Meeting, vote by proxy using the enclosed proxy card, vote by proxy via facsimile or by email. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person even if you have already voted by proxy.

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To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Special Meeting, we will vote your shares as you direct.

•	To vote by email, complete, sign and date the enclosed proxy card and scan and email it to rsingleton@corporatestock.com. Your vote must be received by 4:00 PM Eastern Time ([________] Central Time) on [__________], 2016, to be counted.

•	To vote by facsimile, complete, sign and date the enclosed proxy card and fax it to (303) 282-5800. Your vote must be received by 4:00 PM Eastern Time ([________] Central Time) on [__________], 2016, to be counted.

•	To vote in person, come to the Special Meeting, and we will give you a ballot when you arrive. If you would like directions to the offices of the company’s counsel, Maslon LLP, please call (651) 389-4800.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should receive a proxy card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the proxy card to ensure that your vote is submitted to your broker or bank. Alternatively, you may vote over the Internet as instructed by your broker or bank. To vote in person at the Special Meeting, you must obtain a valid legal proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

How many votes do I have?

Except as set forth below regarding cumulative voting for directors, on each matter to be voted upon, you have one vote for each share of common stock you own as of August 3, 2016.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “For” Proposals 1, 2 and 3.

Who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone, email or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

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What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Are proxy materials available on the Internet?

This proxy statement is available at http://investors.skylinemedical.com.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Special Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

•	You may submit another properly completed proxy card with a later date.

•	You may send a timely written notice that you are revoking your proxy to our Secretary at 2915 Commers Drive, Suite 900, Eagan, Minnesota 55121.

•	You may attend the Special Meeting to vote in person. Attending the meeting will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count for “For” and “Against” votes, abstentions and broker non-votes. Abstentions will be counted towards the vote total for each proposal, and will have the same effect as “Against” votes. Broker non-votes, if any, will have the same effect as “Against” votes for Proposals 1 and 2. In the case of Proposal 3, broker non-votes will have no effect and will not be counted towards the vote total.

Is cumulative voting permitted for the election of directors?

No. You will not be permitted to cumulate your votes for the election of directions. Under Delaware law, stockholders are not entitled to cumulative voting rights unless a corporation’s certificate of incorporation explicitly authorizes them. The Company’s certificate of incorporation does not authorize cumulative voting rights for stockholders.

What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Proposals 1, 2 and 3 are matters considered routine under the NYSE rules.

How many votes are needed to approve each proposal?

—	To be approved, Proposals 1 (increase in authorized shares) and 2 (reverse stock split) must receive a “For” vote from the majority of all shares entitled to vote either in person or by proxy – in other words, a “For” vote from all outstanding shares of common stock (net of treasury shares). If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes, if any, will also have the effect of an “Against” vote.

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—	To be approved, Proposal 3 must receive a “For” vote from the majority of all shares present and entitled to vote either in person or by proxy. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes, if any, will have no effect.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares are present at the meeting in person or represented by proxy. On the record date, there were [80,261,908] shares outstanding and entitled to vote. Thus, the holders of [40,130,955] shares must be present in person or represented by proxy at the meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares present at the meeting in person or represented by proxy, or the chairman of the meeting, may adjourn the meeting to another date.

How can I find out the results of the voting at the Special Meeting?

Preliminary voting results will be announced at the Special Meeting. Final voting results will be published in a Current Report on Form 8-K, which we will file within four business days after the meeting.

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PROPOSAL 1: APPROVAL OF AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE OUR AUTHORIZED SHARES OF COMMON STOCK

Our Board of Directors has approved a proposal to amend our certificate of incorporation to increase the number of authorized shares of common stock from 100,000,000 to 200,000,000. The form of certificate of amendment to increase our authorized share capital is attached as Appendix A to this proxy statement.

Background and Reasons for the Proposed Amendment

The authorized capital stock of the Company currently consists of 100,000,000 shares of common stock, par value $0.01 per share, and 20,000,000 shares of preferred stock, of which 2,300,000 are authorized as Series B Convertible Preferred Stock, par value $0.01 per share. As of July 29, 2016, 80,261,908 shares of common stock are outstanding, 80,446 shares of preferred stock are outstanding, 1,416,468 shares of common stock are reserved under outstanding stock options, 1,416,468 shares of common stock are reserved under the Company’s Amended and Restated 2012 Stock Incentive Plan, 7,060,924 shares of common stock are reserved upon exercise of outstanding warrants and 80,446 shares of common stock are reserved upon conversion of outstanding preferred stock. The Company currently has only 19,738,092 shares of common stock (19.7% of the total authorized shares of common stock) available for future issuances.

At the Company’s annual meeting of stockholders held on July 28, 2016, we sought stockholder approval an amendment of the Company’s certificate of incorporation to increase the number of authorized shares of common stock from 100,000,000 to 600,000,000 and of preferred stock from 20,000,000 to 40,000,000. This proposal failed to receive the requisite number of stockholder votes “For” approval. Our management has had the opportunity to interact with several of our stockholders and our advisors regarding the proposals submitted to our stockholders at our recent annual meeting. We learned that certain stockholders were concerned about potential dilution in the event that a high number of the increased authorized shares are subsequently issued. In light of these concerns, the Board of Directors has determined to seek stockholder approval of a more modest increase of authorized shares of common stock from 100,000,000 to 200,000,000 and no increase in the authorized shares of preferred stock.

The Company will need additional capital for its growth plans. This modified proposal (requesting only an increase in authorized shares of common stock, and reducing the size of the increase from what was previously requested at our 2016 annual meeting of stockholders) balances the Company’s requirements in order to achieve growth and the interests of our stockholders to limit the Company’s ability to create excessive dilution of their ownership interests.

The proposed increase in authorized shares is critical to implementing our plans. Increasing the number of shares authorized will enable the Company to have sufficient shares for its anticipated equity financings, future equity offerings, strategic acquisition opportunities, the continued issuance of equity awards under the Company’s Amended and Restated 2012 Stock Incentive Plan to recruit, retain and motivate key employees without spending a large amount of cash, and for other proper corporate purposes. From time to time, the Company evaluates and engages in discussions relating to possible opportunities for raising additional capital or entering into other transactions that may involve the issuance of additional shares of capital stock, although the Company presently has no obligations to issue additional capital stock other than as described above.

If the proposal to increase the authorized shares of common stock is not approved by stockholders, we expect that the Company will be required to scale back its operations significantly, at a time when the Company has increased its focus on enhancing the Company’s business plan, including our recent hire of a Vice President of Sales.

The increased authorized capital stock will provide the Board of Directors with the flexibility to approve the issuance of additional shares of capital stock, and securities that are convertible or exercisable into shares of such capital stock, without further vote of the stockholders, except as required under applicable law. The number of shares to be issued in any particular transaction and the price and other terms on which such shares will be issued will be determined solely by the Board of Directors. Under our certificate of incorporation, our stockholders do not have preemptive rights with respect to our capital stock. Thus, should our Board elect to issue additional shares, existing stockholders would not have any preferential rights to purchase any shares.

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The proposed amendment to our certificate of incorporation is not being recommended in response to any specific effort of which our Board is aware to obtain control of the Company, and our Board does not intend or view the proposed increase in authorized common stock as an anti-takeover measure. However, the ability of our Board to authorize the issuance of the additional shares of common stock that would be available if the proposed amendment is approved and adopted could have the effect of discouraging or preventing a hostile takeover. Further, the increased authorized capital stock may have the effect of permitting the Company’s current management, including the current Board of Directors, to retain its position, and place it in a better position to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of the Company’s business.

Stockholder Vote Required

In order to be approved, Proposal 1 must be approved by a majority of shares entitled to vote either in person or by proxy at the Special Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THIS PROPOSAL TO APPROVE THE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE OUR AUTHORIZED SHARES OF COMMON STOCK.

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PROPOSAL 2: APPROVAL OF REVERSE STOCK SPLIT

Our Board of Directors has approved a proposal to amend our certificate of incorporation to effect a reverse stock split of the Company’s common stock, as described below (the “Reverse Stock Split”). The Reverse Stock Split amendment proposal permits (but does not require) the Board of Directors to effect a reverse stock split of the Company’s common stock by a ratio of not less than one-for-two (1:2) and not more than one-for-twenty-five (1:25), as described below. The form of certificate of amendment to effect the reverse stock split is attached as Appendix B to this proxy statement.

Background and Reasons for the Reverse Stock Split

On April 13, 2016, the Company received a letter from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) informing the Company that because the closing bid price for the Company’s common stock listed on Nasdaq was below $1.00 for 30 consecutive trading days, the Company does not comply with the minimum closing bid price requirement for continued listing on The Nasdaq Capital Market under Nasdaq Marketplace Rule 5550(a)(2), requiring a minimum bid price of $1.00 per share (the “Minimum Bid Price Requirement”). As described under “Nasdaq Minimum Bid Price Deficiency and Impact of Reverse Split on Compliance” below, the Company must comply with the Minimum Bid Price Requirement for a minimum of 10 consecutive business days before October 10, 2016, subject to possible extension in certain circumstances.

The Board of Directors has determined that the Reverse Stock Split will be the most efficient method to regain compliance with the Minimum Bid Price Requirement. At the Company’s annual meeting of stockholders held on July 28, 2016, we sought stockholder approval for an amendment of the Company’s certificate of incorporation to effect a reverse stock split of the Company’s common stock by a ratio of not less than one-for-two (1:2) and not more than one-for-fifty (1:50). This proposal failed to receive the requisite number of stockholder votes “For” approval.

Our management has had the opportunity to interact with several of our stockholders and our advisors regarding the proposals submitted to our stockholders at our recent annual meeting. We learned that certain stockholders believed that the reverse stock split was not necessary in order to meet the Minimum Bid Price Requirement. Certain stockholders also expressed concern about the wide range of ratios the previous proposal allowed the Board to consider.

However, the Board believes it is likely that the reverse split will be necessary to assure compliance with the Minimum Bid Price Requirement, and therefore is presenting a modified proposal at the special meeting for stockholder approval to effect a reverse stock split. Given that the trading price of the Company’s common stock has not exceeded $0.20 since June 13, 2016, there is no guarantee that the price of the Company’s common stock will be sufficient to meet the Minimum Bid Price Requirement, even if there are positive business developments in the near future that could result in an increase in the trading price of our common stock in the next few months.

The Board considers it very important for the Company to maintain its Nasdaq listing. Delisting could adversely affect the trading market for the common stock. Further, delisting would adversely affect the Company’s ability to access the capital markets or pursue acquisitions.

In addition to its importance in avoiding delisting, the Reverse Stock Split may also provide other benefits, as discussed under “Other Potential Benefits of Reverse Stock Split” below. Because of these benefits, the Board of Directors determined to reiterate its request that stockholders approve the Reverse Stock Split and believes the approval is in the best interests of the Company and its stockholders. However, the Board of Directors decided to narrow the range of the reverse split ratio to not less than one-for-two (1:2) and not more than one-for-twenty-five (1:25) shares of common stock. If the Reverse Split Proposal is approved by stockholders, the Board of Directors will attempt to minimize the ratio it uses within this range while still assuring compliance with the Minimum Bid Price Requirement.

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Nasdaq Minimum Bid Price Deficiency and Impact of Reverse Split on Compliance

On April 13, 2016, the Company received a letter from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) informing the Company that because the closing bid price for the Company’s common stock listed on Nasdaq was below $1.00 for 30 consecutive trading days, the Company does not comply with the minimum closing bid price requirement for continued listing on The Nasdaq Capital Market under Nasdaq Marketplace Rule 5550(a)(2), requiring a minimum bid price of $1.00 per share (the “Minimum Bid Price Requirement”). The notification had no immediate effect on the listing of the Company’s common stock. In accordance with Nasdaq’s Marketplace Rule 5810(c)(3)(A), the Company has a period of 180 calendar days from the date of the notice, or until October 10, 2016, to regain compliance with the Minimum Bid Price Requirement. If at any time before October 10, 2016, the bid price of the Company’s common stock closes at or above $1.00 per share for a minimum of 10 consecutive business days, Nasdaq will provide written notification that the Company has achieved compliance with the Minimum Bid Price Requirement. The Reverse Stock Split would, with the appropriate ratio, cause the Company to meet the Minimum Bid Price Requirement and thereby avoid a delisting of its common stock from the The Nasdaq Capital Market due to such deficiency.

In the event the Company does not regain compliance with the Minimum Bid Price Requirement by October 10, 2016, the Company may be eligible for additional time. To qualify for additional time, the Company would be required to meet the continued listing requirement for market value of publicly held shares and all other initial listing standards for The Nasdaq Capital Market, with the exception of the bid price requirement, and would need to provide written notice of its intention to cure the deficiency during the second compliance period of 180 calendar days, by effecting a reverse stock split, if necessary. However, if it appears to the Staff that the Company will not be able to cure the deficiency, or if the Company is otherwise not eligible, the Staff would notify the Company that its securities would be subject to delisting. In the event of such notification, the Company may appeal the Staff’s determination to delist its securities, but there can be no assurance the Staff would grant the Company’s request for continued listing. Whether or not the Reverse Stock Split is effected, the Company intends to continue actively monitoring the bid price for its common stock between now and October 10, 2016, and will consider available options to resolve the deficiency and regain compliance with the Minimum Bid Price Requirement.

Other Potential Benefits of Reverse Stock Split

In addition to helping regain compliance with the Minimum Bid Price Requirement, we believe that the Reverse Stock Split will make our common stock more attractive to a broader range of institutional and other investors, as we have been advised that the current market price of our common stock may affect its acceptability to certain institutional investors, professional investors and other members of the investing public. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. We believe that the Reverse Stock Split will make our common stock a more attractive and cost-effective investment for many investors, which will enhance the liquidity of the holders of our common stock.

Reducing the number of outstanding shares of our common stock through the Reverse Stock Split is intended, absent other factors, to increase the per share market price of our common stock. However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our common stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of our common stock will increase (proportionately to the reduction in the number of shares of our common stock after the Reverse Stock Split or otherwise) following the Reverse Stock Split or that the market price of our common stock will not decrease in the future. Accordingly, the total market capitalization of our common stock after the Reverse Stock Split could be lower or higher than the total market capitalization before the Reverse Stock Split.

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Reverse Stock Split Amendment Proposal

The Reverse Stock Split amendment proposal permits (but does not require) the Board of Directors to effect a reverse stock split of the Company’s common stock by a ratio of not less than one-for-two (1:2) and not more than one-for-twenty-five (1:25), with the exact ratio to be set at a whole number within this range as determined by the Board of Directors in its sole discretion, in any case no later than July 31, 2017. We believe that enabling the Board of Directors to set the ratio within the stated range will provide us with the flexibility to implement the Reverse Stock Split in a manner designed to maximize the anticipated benefits for our stockholders. In determining a ratio, if any, the Board of Directors may consider, among other things, factors such as:

•	the continued listing requirements of The Nasdaq Capital Market;

•	the historical trading price and trading volume of our common stock;

•	the number of shares of our common stock outstanding;

•	the then-prevailing trading price and trading volume of our common stock and the anticipated impact of the Reverse Stock Split on the trading market for our common stock;

•	the anticipated impact of a particular ratio on our ability to reduce administrative and transactional costs; and

•	prevailing general market and economic conditions.

The Board of Directors reserves the right to elect to abandon the Reverse Stock Split, even after stockholder approval, including any or all proposed reverse stock split ratios, if it determines, in its sole discretion, that the Reverse Stock Split is no longer in our best interests and the best interests of our stockholders.

Depending on the ratio for the Reverse Stock Split determined by the Board of Directors, no less than two and no more than twenty-five shares of existing common stock, as determined by the Board of Directors, will be combined into one share of common stock. The amendment to the Certificate of Incorporation to effect the Reverse Stock Split, if any, will include only the reverse stock split ratio determined by the Board of Directors to be in the best interests of our stockholders and all of the other proposed amendments at different ratios will be abandoned.

If the Reverse Stock Split is effected, we will reduce proportionately the number of authorized shares of our common stock.

Procedure for Implementing the Reverse Stock Split

If stockholder approval is obtained to effect the Reverse Stock Split, the Board will have the authority to implement the Reverse Stock Split on or before July 31, 2017. However, the Board of Directors reserves the right to elect not to proceed with the Reverse Stock Split if, at any time prior to filing the amendment to the Certificate of Incorporation, the Board of Directors, in its sole discretion, determines that it is no longer in our best interests and the best interests of our stockholders to proceed with the Reverse Stock Split. The Reverse Stock Split will become effective upon the filing (the “Split Effective Time”) of a certificate of amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware. The exact timing of the filing of the certificate of amendment that will effect the Reverse Stock Split will be determined by the Board of Directors based on its evaluation as to when such action will be the most advantageous to us and our stockholders.

Effect of the Reverse Stock Split on Holders of Outstanding Common Stock

Depending on the ratio for the Reverse Stock Split determined by the Board of Directors, a minimum of two and a maximum of twenty-five shares of existing common stock will be combined into one new share of common stock. Based on 80,261,908 shares of common stock issued and outstanding as of July 29, 2016, immediately following the Reverse Stock Split, the Company would have approximately 40,130,954 shares of common stock issued and outstanding (without giving effect to rounding for fractional shares) if the ratio for the Reverse Stock Split is one-for-two (1:2), and approximately 3,210,476 shares of common stock issued and outstanding (without giving effect to rounding for fractional shares) if the ratio for the Reverse Stock Split is one-for-twenty-five (1:25). Any other ratio selected within such range would result in a number of shares of common stock issued and outstanding (without giving effect to rounding for fractional shares) following the transaction between approximately 3,210,476 and 40,130,954 shares. Fractional shares will not be issued. Instead, we will issue a full share of post-Reverse Stock Split common stock to any stockholder who would have been entitled to receive a fractional share of common stock as a result of the Reverse Stock Split.

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The actual number of shares issued after giving effect to the Reverse Stock Split, if implemented, will depend on the reverse stock split ratio that is ultimately determined by the Board of Directors.

The Reverse Stock Split will affect all holders of our common stock uniformly and will not affect any stockholder’s percentage ownership interest in us, except to the extent the Reverse Stock Split would result in fractional shares, as described above. In addition, the Reverse Stock Split will not affect any stockholder’s proportionate voting power, except to the extent the Reverse Stock Split would result in fractional shares, as described above.

The Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

After the Split Effective Time, our common stock will have new Committee on Uniform Securities Identification Procedures (CUSIP) numbers, which are numbers used to identify our equity securities, and stock certificates with the older CUSIP numbers will need to be exchanged for stock certificates with the new CUSIP numbers by following the procedures described below. After the Reverse Stock Split, we will continue to be subject to the periodic reporting and other requirements of the Exchange Act. Assuming that the Company’s meets the Minimum Bid Requirement, we expect that our common stock will continue to be quoted on The Nasdaq Capital Market under the symbol “SKLN.”

Beneficial Holders of Common Stock (i.e., stockholders who hold in street name)

Upon the implementation of the Reverse Stock Split, we intend to treat shares held by stockholders through a bank, broker, custodian or other nominee in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our common stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. Stockholders who hold shares of our common stock with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

Registered “Book-Entry” Holders of Common Stock (i.e., stockholders that are registered on the transfer agent’s books and records but do not hold stock certificates)

Certain of our registered holders of common stock may hold some or all of their shares electronically in book-entry form with the transfer agent. These stockholders do not have stock certificates evidencing their ownership of the common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

Stockholders who hold shares electronically in book-entry form with the transfer agent will not need to take action (the exchange will be automatic) to receive shares of post-Reverse Stock Split common stock.

Holders of Certificated Shares of Common Stock

Stockholders holding shares of our common stock in certificated form will be sent necessary instructions by our transfer agent after the Split Effective Time indicating how a stockholder should surrender his, her or its certificate(s) representing shares of our common stock (the “Old Certificates”) to the transfer agent in exchange for certificates representing the appropriate number of whole shares of post-Reverse Stock Split common stock (the “New Certificates”). No New Certificates will be issued to a stockholder until such stockholder has surrendered all Old Certificates to our transfer agent in accordance with its instructions. No stockholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates. Stockholders will then receive a New Certificate(s) representing the number of whole shares of common stock that they are entitled as a result of the Reverse Stock Split. Until surrendered, we will deem outstanding Old Certificates held by stockholders to be cancelled and only to represent the number of whole shares of post-Reverse Stock Split common stock to which these stockholders are entitled. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for New Certificates. If an Old Certificate has a restrictive legend on the back of the Old Certificate(s), the New Certificate will be issued with the same restrictive legends that are on the back of the Old Certificate(s).

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Stockholders should not destroy any stock certificate(s) and should not submit any stock certificate(s) until requested to do so.

Effect of the Reverse Stock Split on Employee Plans, Options, Restricted Stock Awards and Units, Warrants, and Convertible or Exchangeable Securities

Based upon the reverse stock split ratio determined by the Board of Directors, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise or conversion of all outstanding options, warrants, convertible or exchangeable securities entitling the holders to purchase, exchange for, or convert into, shares of common stock. This would result in approximately the same aggregate price being required to be paid under such options, warrants, convertible or exchangeable securities upon exercise, and approximately the same value of shares of common stock being delivered upon such exercise, exchange or conversion, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. The number of shares deliverable upon settlement or vesting of restricted stock awards will be similarly adjusted. The number of shares reserved for issuance pursuant to these securities will be proportionately based upon the reverse stock split ratio determined by the Board of Directors.

Accounting Matters

This proposed amendment to the Certification of Incorporation will not affect the par value of our common stock per share. As a result, as of the Split Effective Time, the stated capital attributable to common stock and the additional paid-in capital account on our balance sheet will not change due to the Reverse Stock Split. Reported per share net income or loss will be higher because there will be fewer shares of common stock outstanding.

Material Federal Income Tax Consequences of the Reverse Stock Split

The following is a general summary of the material U.S. federal income tax consequences of the Reverse Stock Split to holders of our common stock. This summary is for general information only, is not tax advice, and is not intended to constitute a complete description of all tax consequences relating to the Reverse Stock Split.

Unless otherwise specifically indicated herein, this summary addresses the tax consequences only to a beneficial owner of our common stock that is a U.S. holder. For purposes of this discussion, the term “U.S. holder” means a beneficial owner of our common stock, that is, for U.S. federal income tax purposes:

•            an individual who is a citizen or resident, as defined in Code Section 7701(b), of the United States;

•             a corporation or partnership, or other entity treated as a corporation or partnership for U.S. federal income tax purposes, created or organized in or under the laws of the United States, or any state thereof, or the District of Columbia;

•             an estate, the income of which is subject to U.S. federal income tax regardless of its source; or

•             a trust if (1) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person.

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This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to (i) persons that may be subject to special tax treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates, persons subject to the alternative minimum tax, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold our common stock as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for federal income tax purposes, or (iii) persons hold our common stock as other than “capital assets” within the meaning of Section 1221 of the Code. If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our common stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split.

The information in this summary is based on the provisions of the Internal Revenue Code of 1986, as amended, final and temporary U.S. Treasury regulations, administrative interpretations and practices of the Internal Revenue Service, including its practices and policies as endorsed in private letter rulings, which are not binding on the Internal Revenue Service except in the case of the taxpayer to whom a private letter ruling is addressed, and existing judicial authority, all as in effect as of the date of this Information Statement. Future legislation, regulations, administrative interpretations, and court decisions could change current law or adversely affect existing interpretation of current law. Any change could apply retroactively. We have not obtained any rulings from the Internal Revenue Service concerning the tax treatment of the Reverse Stock Split. Thus, it is possible that the Internal Revenue Service could challenge the statements in this summary, which do not bind the Internal Revenue Service or the courts, and that a court could agree with the Internal Revenue Service.

PLEASE CONSULT YOUR OWN TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE INTERNAL REVENUE CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION.

The Reverse Stock Split should be treated as a recapitalization for U.S. federal income tax purposes. Therefore, a stockholder generally will not recognize gain or loss on the reverse stock split, except for a stockholder receiving an additional share of common stock in lieu of a fractional share (as described below). The aggregate tax basis of the post-split shares received will be equal to the aggregate tax basis of the pre-split shares exchanged therefore, excluding the basis of the fractional share, and the holding period of the post-split shares received will include the holding period of the pre-split shares exchanged.

No gain or loss will be recognized by us as a result of the Reverse Stock Split. A stockholder who receives one whole share of common stock in lieu of a fractional share generally may recognize gain in an amount not to exceed the excess of the fair market value of such share over the fair market value of the fractional share to which the stockholder was otherwise entitled. Our view regarding the tax consequences of the Reverse Stock Split is not binding on the Internal Revenue Service or the courts. Accordingly, each stockholder should not rely on the foregoing and should consult with his or her own tax advisor with respect to all of the potential tax consequences to him or her of the Reverse Stock Split.

Stockholder Vote Required

In order to be approved, Proposal 2 must be approved by a majority of shares entitled to vote either in person or by proxy at the Special Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THIS PROPOSAL TO APPROVE THE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF THE COMPANY’S COMMON STOCK.

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PROPOSAL 3: APPROVAL OF ADJOURNMENT OF SPECIAL MEETING, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve both the proposal to increase the authorized shares of common stock (Proposal 1) and the proposal to effect a reverse stock split (Proposal 2).

In the event that there are not sufficient votes to constitute a quorum or to approve both the proposal to increase the authorized shares of common stock (Proposal 1) and the proposal to effect a reverse stock split (Proposal 2) at the Special Meeting, those proposal could not be approved unless such meeting was adjourned to a later date or dates in order to permit further solicitation of proxies. In order to allow proxies that have been received by us at the time of the special Meeting to be voted for adjournment, you are being asked to consider a proposal to approve the adjournment of the annual meeting, if necessary or appropriate, including to permit further solicitation of proxies if necessary to obtain additional votes in favor of the proposals.

If there are sufficient votes to constitute a quorum and approve both the proposal to increase the authorized shares of common stock (Proposal 1) and the proposal to effect a reverse stock split (Proposal 2) at the Special Meeting, the chairman of the Special Meeting may determine that no action will be taken on this proposal to adjourn.

Stockholder Vote Required

In order to be approved, Proposal 3 must be approved by a majority of shares present and entitled to vote either in person or by proxy at the Special Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THIS PROPOSAL TO ADJOURN THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES in the event that there are not sufficient votes at the time of the Special Meeting to approve both the proposal to increase the authorized shares of common stock (Proposal 1) and the proposal to effect a reverse stock split (Proposal 2).

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SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of July 29, 2016 certain information regarding beneficial ownership of our common stock by:

•	Each person known to us to beneficially own 5% or more of our common stock;

•	Each executive officer who in this proxy statement are collectively referred to as the “Named Executive Officers;”

•	Each of our directors; and

•	All of our executive officers (as that term is defined under the rules and regulations of the SEC) and directors as a group.

We have determined beneficial ownership in accordance with Rule 13d-3 under the Exchange Act. Beneficial ownership generally means having sole or shared voting or investment power with respect to securities. Unless otherwise indicated in the footnotes to the table, each stockholder named in the table has sole voting and investment power with respect to the shares of common stock set forth opposite the stockholder’s name. We have based our calculation of the percentage of beneficial ownership on 80,261,908 shares of the Company’s common stock outstanding on July 29, 2016. Unless otherwise noted below, the address for each person or entity listed in the table is c/o Skyline Medical Inc., 2915 Commers Drive, Suite 900, Eagan, Minnesota 55121.

	Amount and Nature of	Percent
	Beneficial	of
Name of Beneficial Owner	Ownership	Class

Officers and Directors

Josh Kornberg (2)	2,084,936	2.6%

David Johnson(3)	47,338	0.1%

Bob Myers(4)	43,178	0.1%

Thomas J. McGoldrick(5)	85,365	0.1%

Andrew Reding(6)	80,759	0.1%

Carl Schwartz (7)	1,773,415	2.2%

All directors and executive officers as a group (6 persons)	4,114,991	5.1%

(1)	Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock actually outstanding.

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(2)	Mr. Kornberg is no longer an executive officer. Includes (i) 117,525 shares owned directly, (ii) 1,025 shares issuable upon exercise of warrants, (iii) 821,023 shares owned directly by SOK Partners, (iv) 10,862 shares issuable upon conversion of a convertible note held by SOK Partners, (v) 6,312 shares issuable upon exercise of warrants held by SOK Partners, (vi) 630,322 shares owned directly by APA, and (vii) 15,041 shares held directly by Dr. Herschkowitz. Mr. Kornberg and Dr. Samuel Herschkowitz are the managing partners of SOK Partners and APA. Mr. Kornberg received a grant of 500,000 shares of restricted stock, vesting on July 15, 2016.

(3)	Includes options to purchase 30,036 shares that are exercisable within 60 days of July 29, 2016.

(4)	Includes options to purchase 27,360 shares that are exercisable within 60 days of July 29, 2016.

(5)	Includes options to purchase 83,784 shares that are exercisable within 60 days of July 29, 2016.

(6)	Includes options to purchase 79,445 shares that are exercisable within 60 days of July 29, 2016.

(7)	Includes (i) 1,618,201 shares owned directly, (ii) 36,111 shares of Series B Convertible Preferred Stock, (iii) 56,381 shares issuable upon exercise of warrants held by Dr. Schwartz that are exercisable within 60 days of July 29, 2016, and (iv) 62,722 shares issuable upon exercise of options held by Dr. Schwartz that are exercisable within 60 days of July 29, 2016.

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OTHER MATTERS

As of the date of this proxy statement, management does not intend to present any other items of business at the Special Meeting other than the proposals described above.

By Order of the Board of Directors

/s/ Carl Schwartz

Carl Schwartz
Interim Chief Executive Officer

Eagan, Minnesota

July 29, 2016

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SKYLINE MEDICAL INC.

SPECIAL MEETING OF STOCKHOLDERS

[__________], 2016

[________] (Central Time)

At the offices of

Maslon LLP

3300 Wells Fargo Center

90 South Seventh Street

Minneapolis, Minnesota 55402

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON [__________], 2016:

The Proxy Statement, as amended, of Skyline Medical Inc. are available at

http://skylinemedical.investorroom.com

Skyline Medical Inc.
2915 Commers Drive, Suite 900
Eagan, Minnesota 55121	PROXY

This proxy is solicited by the Board of Directors for use at the Special Meeting on [__________], 2016.

The shares of common stock you hold in your account will be voted as you specify on the reverse side.

If no choice is specified, the proxy will be voted “FOR” Proposals 1, 2 and 3.

The undersigned hereby appoints CARL SCHWARTZ AND BOB MYERS, and each of them individually, with full power of substitution, as Proxies to represent and vote, as designated below, all shares of common stock of Skyline Medical Inc. (the “Company”) registered in the name of the undersigned at the Special Meeting of Stockholders of the Company to be held at the offices of the Company’s counsel, Maslon LLP, 3300 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota 55402 at [________] (Central Time) on [__________], 2016 (if you need directions to the Special Meeting, please contact the Company at (651) 389-4800), and at any adjournment or postponement thereof, and the undersigned hereby revokes all proxies previously given with respect to the meeting.

See reverse for voting instructions

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VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we’ve provided.

Please detach here

The Board of Directors unanimously recommends a vote “FOR” Proposals 1, 2 and 3.

1.	To approve an amendment of the Company’s certificate of incorporation to increase the number of authorized shares of common stock from 100,000,000 to 200,000,000.	☐	FOR	☐	AGAINST	☐	ABSTAIN

2.	To approve an amendment of the Company’s certificate of incorporation to effect a reverse stock split of the outstanding shares of its common stock at a ratio of not less than one-for-two (1:2) and not more than one-for-twenty-five (1:25), with the exact ratio to be set at a whole number within this range as determined by our Board of Directors.	☐	FOR	☐	AGAINST	☐	ABSTAIN

3.	To approve a proposal to adjourn the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve both the proposal to increase the authorized shares of common stock (Proposal 1) and the proposal to effect a reverse stock split (Proposal 2).	☐	FOR	☐	AGAINST	☐	ABSTAIN

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH OF PROPOSALS 1, 2 AND 3.

Address Change? Mark Box ☐ Indicate changes below:	Date __________________________________

Signature(s) in Box

PLEASE DATE AND SIGN ABOVE exactly as name appears at the left indicating, where appropriate, official position or representative capacity.  For stock held in joint tenancy, each joint tenant should sign.

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APPENDIX A

FORM OF CERTIFICATE OF AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE OUR AUTHORIZED SHARE CAPITAL

CERTIFICATE OF AMENDMENT
TO THE CERTIFICATE OF INCORPORATION
OF
SKYLINE MEDICAL INC.

(A Delaware Corporation)

Pursuant to Section 242 of the Delaware General Corporation Law, the undersigned, being the Chief Executive Officer of Skyline Medical Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify that the following resolution was adopted by the Corporation’s Board of Directors and its stockholders as hereinafter described:

RESOLVED: Section 4.1 of the Certificate of Incorporation, as amended, of this Corporation is hereby amended and replaced with the following:

4.1 The total number of shares of stock that the Corporation shall have authority to issue is two hundred million (200,000,000) shares of common stock, having a par value of one cent ($0.01) per share (“Common Stock”); and twenty million (20,000,000) shares of preferred stock, with a par value of one cent ($0.01) per share (“Preferred Stock”).

The foregoing resolution and this Certificate of Amendment were adopted by the Board of Directors of the Corporation pursuant to board resolution approved as of ___________, 2016, in accordance with Section 141 of the Delaware General Corporation Law, and of holders of a majority of the outstanding shares of the Corporation’s voting stock at a meeting of stockholders held on __________________, 2016 in accordance with Section 242 of the Delaware General Corporation Law.

IN WITNESS WHEREOF, the undersigned, being the _______________ of this Corporation, has executed this Certificate of Amendment to the Corporation’s Certificate of Incorporation, as amended, as of ______________, 20___.

Skyline Medical Inc.

By:	_________________________________
_____________, ___________________

APPENDIX B

FORM OF CERTIFICATE OF AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT

CERTIFICATE OF AMENDMENT
TO THE CERTIFICATE OF INCORPORATION
OF
SKYLINE MEDICAL INC.
(A Delaware Corporation)

Pursuant to Section 242 of the Delaware General Corporation Law, the undersigned, being the Chief Executive Officer of Skyline Medical Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify that the following resolutions were adopted by the Corporation’s Board of Directors and its stockholders as hereinafter described:

RESOLVED: Section 4.1 of the Certificate of Incorporation, as amended, of this Corporation is hereby amended and replaced with the following:

4.1 The total number of shares of stock that the Corporation shall have authority to issue is ___________________ (__________) shares of common stock, having a par value of one cent ($0.01) per share (“Common Stock”); and ___________________ (__________) shares of preferred stock, with a par value of one cent ($0.01) per share (“Preferred Stock”).

FURTHER RESOLVED: Section 4 of the Certificate of Incorporation, as amended, of this Corporation is hereby amended by adding the following:

4.5 On the date of effective date of this Certificate of Amendment, the Corporation will effect a reverse stock split (the “Reverse Stock Split”) of its outstanding Common Stock pursuant to which every ___________ (___) issued and outstanding shares of the Corporation’s Common Stock, par value $0.01 (the “Old Common Stock”) shall be reclassified and converted into one (1) validly issued, fully paid and non-assessable shares of Common Stock, par value $0.01 (the “New Common Stock”). Each certificate representing shares of Old Common Stock shall thereafter represent the number of shares of New Common Stock into which the shares of Old Common Stock represented by such certificate were reclassified and converted hereby. No fractional shares of the Corporation’s Common Stock shall be issued as a result of the Reverse Stock Split. If the Reverse Stock Split would result in the issuance of any fractional share, the Corporation shall issue one whole share in lieu of the fractional share.

FURTHER RESOLVED: That the effective date of this Certificate of Amendment shall be ______________, 20___.

The foregoing resolution and this Certificate of Amendment were adopted by the Board of Directors of the Corporation pursuant to board resolution approved as of ___________, 2016, in accordance with Section 141 of the Delaware General Corporation Law, and of holders of a majority of the outstanding shares of the Corporation’s voting stock at a meeting of stockholders held on ________________, 2016 in accordance with Section 242 of the Delaware General Corporation Law.

IN WITNESS WHEREOF, the undersigned, being the _______________ of this Corporation, has executed this Certificate of Amendment to the Corporation’s Certificate of Incorporation, as amended, as of ______________, 20___.

Skyline Medical Inc.

By:	_________________________________
_____________, ___________________